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                                                      F O R U M
                                                      F U N D S

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                                                 --------------------
                                                    ANNUAL REPORT
                                                 --------------------
                                                    MARCH 31, 1998




                                                     AUSTIN GLOBAL
                                                      EQUITY FUND

AUSTIN GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

Two Portland Square                                       Shareholder Inquiries
Portland, ME  04101                                       Forum Financial Corp.
                                                          P.O. Box 446
                                                          Portland, ME  04112
                                                          207-879-0001

ANNUAL REPORT                                             MARCH 31, 1998
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

The Austin Global Equity Fund in the year ended March 31, 1998, achieved considerable growth and gained recognition within its peer group. As of March 31, the Fund's one, three and since inception (December 8, 1993) average annual total returns were 39.88%, 24.77%, and 17.26% respectively, which compare favorably with the average Morningstar World Stock Fund's returns of 25.62%, 19.10%, and 15.91%, respectively. Your Fund has earned an overall 5-star rating which places us in the top 10% of the Morningstar international equity fund universe based on risk/reward evaluation[fn i]. With the Fund in its fifth year of existence, we thought it appropriate to expand upon some concepts that guide your Fund's investment decisions.

As a global fund, we seek investment opportunities in stock markets of developed and developing countries. At present, your Fund is invested in 16 countries, including the United States. Of our approximate 35 non-U.S. holdings, 25 are traded on a U.S. exchange with the concomitant obligation of conforming to S.E.C. disclosure regulations. We believe there is a comfort factor in that these regulations are the best source of financial information for passive investors like us.

The attractiveness of investing throughout the world is that it substantially increases the number of investment opportunities available to us at reasonable prices and that we deem financially dependable. Of course, there are risks in the global arena that are not present in the U.S. investment environment. An example is dealing with different degrees of political and economic stability in various countries. While we are willing to accept a minor degree of risk, it is only in cases where we believe the opportunity of the investment outweighs such risk.

Conceptually, investing in stock markets throughout the world enhances diversification. This suggests that there are benefits to investing in different countries where economics may not be in synchronization. The examples of Japan, Europe and the U.S. make this point. Japan, the second largest economy in the world, is in recession; European countries are either beginning recovery or have recovered; and the U.S. continues its robust expansion. As these different regions present enticing opportunities, we will invest in them to the best of our abilities.

One significant area of opportunity to be watched is the world wide trend of privatization. Privatization, in our use of the word, is the conversion of state owned enterprises (SOEs) to privately owned corporations through stock floatations or underwritings. Privatization has gained momentum since Great Britain successfully sold its holdings in communication, water and electric utilities. In the past decade, scores of developed and developing nations have transformed its SOEs into private companies. Privatization may differ from country to country but there are common elements to the global movement. A country's continued financing of large and inefficient SOEs has increased indebtedness to unacceptable levels. In such cases, needed capital for expansion and improvements is reduced or eliminated. Therefore, the need to become efficient, competitive and to expand markets can only be met by attracting external private capital and management skills.

Among the Fund's ten largest positions are two very successful examples of privatization: British Energy and Telecom Italia Mobile. British Energy, an electric utility, was privatized in 1996, at which time we purchased its stock at $3.28 per share. As of March 31st, these shares are priced at $8.80 per share. Telecom Italia Mobile, a mobile telephone company, was privatized via a spin-off from being a state controlled enterprise. The Fund's

AUSTIN GLOBAL EQUITY FUND
--------------------------------------------------------------------------------
adjusted 1995 cost was $1.24 per share and now sells at $5.37 per share. We believe stock floatations of former SOEs will continue to provide opportunities in stable, well financed and attractively priced companies. This, in part, is due to the nature of the transforming process.

An adjunct to the privatization process is that if properly and successfully executed, it will be popular among the issuing country's citizens because of their profitable participation through share purchases. The potential of initiating a popular program and receiving political credit for it are some of the reasons governments are sensitive to pricing floatations "right", at an advantageous offering price to citizens and foreign investors. We like the opportunities presented to the Fund by privatization and will continue to allocate investments accordingly.

The Fund seeks companies in the U.S. and elsewhere that have strong finances and operations in established businesses that are selling at reasonable or compelling values. We have them in Japan, France, the United States and other markets. Some investments require the patience to await events that will make for price appreciation or unlock the values inherent in the companies. It could entail waiting for the local government to launch a program to aid banks, as is needed in Japan. Or it could be a structural change, like the adoption of the EMU in Europe, that may foster mergers among corporations in member nations.

We are also convinced that long-term growth of the Fund is linked to participation in the growth of technology companies. Therefore, we have selected telecommunication equipment and software as areas of focus. We have invested in several such companies at what we believe to be attractive prices and acceptable price earnings ratios. Usually these purchases were made when the companies were out-of-favor with investors. Cisco, Lernout & Hauspie and Lucent are companies serving these dynamic growth areas which are owned by Fund. These companies' year to year growth patterns will not, however, be perfect. They will be impacted from time to time by various economic and business events. However, we think they will produce very attractive results over the long term.

The above concepts and undertakings have served the Fund well since inception. We will continue these efforts in the future and hope that they will yield comparable results. We thank you for your confidence in our investment style.

Regards,


/s/ Peter A. Vlachos


Peter A. Vlachos
Austin Investment Management, Inc.



------------------------
i The Morningstar World Stock Fund Average includes 235 funds with the same investment objective as of 3/31/98. The Morningstar proprietary star ratings reflect historical risk-adjusted performance through 3/31/98. The Fund was rated 5 stars for the 3 year period among 722 international equity funds. These ratings are subject to change monthly and are calculated from the Fund's 3-year average annual total return in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. 10% of the funds in an investment category receive 5 stars.

Past performance is no guarantee of future results. The Fund's average annual total return assumes reinvestment of all dividend and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. During this period some of the Fund's fees were waived or expenses reimbursed; without such waivers or reimbursements, performance would have been lower. Forum Financial Services, Inc. is the Fund's distributor.

AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 1998
--------------------------------------------------------------------------------


The following chart compares changes in the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, against the Morgan Stanley Capital International World Index ("MSCI").


 AUSTIN GLOBAL EQUITY FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

                      [EDGAR REPRESENTATION OF GRAPH CHART]

                                                        Inception*        Dec-93      Mar-94       Mar-95      Mar-96      Mar-97
Austin Global Equity Fund                                  $ 10,000     $ 10,000     $ 9,890     $ 10,230    $ 13,092    $ 14,206
Morgan Stanley Captial International World Index           $ 10,000     $ 10,487    $ 10,551     $ 11,534    $ 13,844    $ 15,139


       Mar-98
     $ 19,872
     $ 19,978


The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI is unmanaged and its performance reflects the reinvestment of dividends. It is not possible to invest directly in any index. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.



INVESTMENT VALUE ON 3/31/98
---------------------------
Austin Global Equity Fund                                           $ 19,872
Morgan Stanley Capital International World Index                    $ 19,978

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/98                        ONE YEAR             INCEPTION TO DATE
-----------------------------------------                        --------             -----------------
Austin Global Equity Fund                                         39.88%                       17.26%
Morgan Stanley Capital International World Index                  31.96%                       17.31%


*Inception date for Austin Global Equity Fund was December 8, 1993.



                                       3                          FORUM FUNDS(R)

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1998
--------------------------------------------------------------------------------

COMMON STOCK (92.7%)                                                          SHARES/FACE                VALUE
                                                                           -----------------        ---------------
AUSTRALIA (0.8%)
Telstra Corp., Ltd.                                                                   2,500              $ 129,219
                                                                                                    ---------------

BELGIUM (2.8%)
Lernout & Hauspie Speech Products NV (a)                                              5,000                436,875
                                                                                                    ---------------

BRAZIL (2.5%)
Telecomunicacoes SA Telebras, Brasileiras, ADR                                        3,000                389,437
                                                                                                    ---------------

CANADA (2.6%)
Gulf Canada Resources Ltd. (a)                                                       25,000                143,750
Newcourt Credit Group, Inc.                                                           5,000                250,000
                                                                                                    ---------------
                                                                                                           393,750
                                                                                                    ---------------

FRANCE (3.8%)
AXA, UAP, ADR                                                                         5,000                258,750
L'Air Liquide                                                                         1,000                169,473
Societe BIC, SA                                                                       2,000                152,299
                                                                                                    ---------------
                                                                                                           580,522
                                                                                                    ---------------
GERMANY (6.7%)
RWE AG                                                                                8,000                430,424
SAP AG                                                                                1,500                598,593
                                                                                                    ---------------
                                                                                                         1,029,017
                                                                                                    ---------------
HONG KONG (3.5%)
China Telecom (Hong Kong) Ltd., SP, ADR                                              10,000                410,625
Hong Kong and China Gas Co., Ltd., ADR                                               72,000                120,802
                                                                                                    ---------------
                                                                                                           531,427
                                                                                                    ---------------
IRELAND (1.8%)
Esat Telecom Group plc (a)                                                           10,000                280,000
                                                                                                    ---------------

ITALY (5.9%)
Telecom Italia Mobile SpA                                                           150,000                806,010
Telecom Italia SpA                                                                        7                     55
Telecom Italia SpA, ADR                                                               1,277                101,442
                                                                                                    ---------------
                                                                                                           907,507
                                                                                                    ---------------
JAPAN (5.1%)
Bank of Tokyo-Mitsubishi, ADR                                                        10,000                120,625
Nippon Telegraph & Telephone, ADR                                                     2,500                105,781
Nisshinbo Industries, Inc. (a)                                                       20,000                100,694
Tokio Marine & Fire Insurance Co., ADR                                                8,000                448,000
                                                                                                    ---------------
                                                                                                           775,100
                                                                                                    ---------------
MALAYSIA (0.7%)
Nestle (Malaysia) Berhad                                                             10,000                 55,448
Telecom Malaysia Berhad                                                              15,000                 51,879
                                                                                                    ---------------
                                                                                                           107,327
                                                                                                    ---------------
NETHERLANDS (11.1%)
Aegon NV, ADR                                                                         6,388                774,944
Philips Electronics NV                                                                4,000                293,750




See Notes to Financial Statements.      4                        FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1998
--------------------------------------------------------------------------------

                                                                              SHARES/FACE                VALUE
                                                                           -----------------        ---------------
NETHERLANDS (CONTINUED)
Royal Dutch Petroleum Co.                                                             6,000              $ 340,875
Royal PTT Nederland NV, ADR                                                           5,573                288,751
                                                                                                    ---------------
                                                                                                         1,698,320
                                                                                                    ---------------
RUSSIA (1.1%)
Lukoil Holding, ADR                                                                   2,500                175,735
                                                                                                    ---------------

SWITZERLAND (3.1%)
Bank Fuer International Zahlungsausgleich                                                25                155,463
Roche Holdings, Ltd., ADR                                                             3,000                324,700
                                                                                                    ---------------
                                                                                                           480,163
                                                                                                    ---------------
UNITED KINGDOM (9.1%)
Boosey & Hawkes plc                                                                  15,000                163,273
British Energy plc (a)                                                               90,000                790,875
HSBC Holdings plc, ADR                                                                1,000                305,883
Reuters Group plc                                                                     2,166                139,842
                                                                                                    ---------------
                                                                                                         1,399,873
                                                                                                    ---------------
UNITED STATES (32.1%)
Bank of New York Co., Inc.                                                           18,000              1,130,625
Chris-Craft Industries, Inc. (a)                                                      5,305                312,634
Cisco Systems Inc. (a)                                                                6,000                410,250
ContiFinancial Corp. (a)                                                              5,000                152,500
Cooper Cameron Corp. (a)                                                              5,000                301,875
Knightsbridge Tankers Ltd.                                                            5,000                142,500
Kos Pharmaceuticals, Inc. (a)                                                        22,000                206,250
Liberty Financial Cos., Inc.                                                          7,500                296,719
Lucent Technologies, Inc.                                                             2,000                255,750
McGraw-Hill Cos., Inc.                                                                5,000                380,313
Microsoft Corp. (a)                                                                   2,000                179,000
MoneyGram Payment Systems, Inc. (a)                                                  10,000                151,250
NeoPath, Inc. (a)                                                                    10,000                137,500
Philip Morris Cos., Inc.                                                              6,000                250,125
Schlumberger, Ltd.                                                                    6,000                454,500
Schweitzer-Mauduit International, Inc.                                                5,000                172,500
                                                                                                    ---------------
                                                                                                         4,934,291
                                                                                                    ---------------

TOTAL COMMON STOCK (COST $9,476,907)                                                                    14,248,563
                                                                                                    ---------------

PREFERRED STOCK (3.3%)
CSC Holdings Inc. (cost $275,200)                                                    10,000                513,750
                                                                                                    ---------------

SHORT-TERM HOLDINGS (4.0%)
Boston 1784 Institutional US Treasury Money Market Fund                             296,249                296,249
Dreyfus Government Cash Management Fund                                             316,270                316,270
                                                                                                    ---------------
TOTAL SHORT-TERM HOLDINGS (COST $612,519)                                                                  612,519
                                                                                                    ---------------

TOTAL INVESTMENTS (100.0%) (COST $10,364,626)                                                         $ 15,374,832
                                                                                                    ===============

(a)  Non-income producing security.
ADR - American Depositary Receipts



See Notes to Financial Statements.   5                           FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments (Note 2):
        Investments at cost                                                                           $ 10,364,626
        Net unrealized appreciation (depreciation)                                                       5,010,206
                                                                                                 ------------------
           Total investments at value                                                                   15,374,832

     Interest, dividends and other receivables                                                              32,136
     Prepaid expenses                                                                                       12,301
     Organization costs, net of amortization (Note 2)                                                        5,484
                                                                                                 ------------------
Total assets                                                                                            15,424,753
                                                                                                 ------------------

LIABILITIES:
     Payable to adviser (Note 3)                                                                            10,869
     Payable to other related parties (Note 3)                                                               3,180
     Accrued expenses and other liabilities                                                                 31,742
                                                                                                 ------------------
Total liabilities                                                                                           45,791
                                                                                                 ------------------

NET ASSETS                                                                                            $ 15,378,962
                                                                                                 ==================


COMPONENTS OF NET ASSETS:
     Paid in capital                                                                                  $ 10,047,354
     Unrealized appreciation (depreciation) on investments                                               5,010,206
     Accumulated net realized gain (loss)                                                                  321,402
                                                                                                 ------------------

NET ASSETS                                                                                            $ 15,378,962
                                                                                                 ==================

SHARES OF BENEFICIAL INTEREST:                                                                             945,268
                                                                                                 ==================

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE):                                                 $ 16.27
                                                                                                 ==================



See Notes to Financial Statements.   6                           FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
     Dividend income                                                                                     $ 216,787
     Interest income                                                                                        42,926
                                                                                                 ------------------
Total  investment income                                                                                   259,713
                                                                                                 ------------------

EXPENSES:
     Investment advisory  (Note 3)                                                                         195,053
     Administration  (Note 3)                                                                               32,509
     Transfer agent  (Note 3)                                                                               25,482
     Custody                                                                                                 6,259
     Accounting  (Note 3)                                                                                   36,000
     Audit                                                                                                  19,650
     Legal                                                                                                   7,017
     Trustees                                                                                                1,814
     Amortization of organization costs (Note 2)                                                             7,970
     Miscellaneous                                                                                          17,699
                                                                                                 ------------------
Total expenses                                                                                             349,453
     Fee waived (Note 3)                                                                                   (24,463)
                                                                                                 ------------------
Net expenses                                                                                               324,990
                                                                                                 ------------------

NET INVESTMENT INCOME (LOSS)                                                                               (65,277)
                                                                                                 ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments sold                                                        1,816,799
     Net change in unrealized appreciation (depreciation) on investments                                 2,479,548
                                                                                                 ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                   4,296,347
                                                                                                 ------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 4,231,070
                                                                                                 ==================



See Notes to Financial Statements.   7                           FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                Year            Nine Months            Year
                                                                Ended              Ended               Ended
                                                           March 31, 1998      March 31, 1997      June 30, 1996
                                                          ------------------ ------------------- ------------------

NET ASSETS - Beginning of Period                               $ 10,289,290        $ 10,325,740        $ 8,473,594
--------------------------------                          ------------------ ------------------- ------------------

OPERATIONS:
     Net investment income (loss)                                   (65,277)            (85,800)           (87,925)
     Net realized gain (loss) on investments sold                 1,816,799            (304,425)         1,258,826
     Net change in unrealized appreciation (depreciation)
        on investments                                            2,479,548             965,563            229,692
                                                          ------------------ ------------------- ------------------
        Net increase (decrease) in net assets resulting
            from operations                                       4,231,070             575,338          1,400,593
                                                          ------------------ ------------------- ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gain on investments                            (1,232,391)           (842,069)          (199,483)
                                                          ------------------ ------------------- ------------------

CAPITAL SHARE TRANSACTIONS (a):
     Sale of shares                                               1,230,491             214,455            842,317
     Reinvestment of distributions                                1,232,391             841,133            198,975
     Redemption of shares                                          (371,889)           (825,307)          (390,256)
                                                          ------------------ ------------------- ------------------
        Net increase (decrease) from capital transactions         2,090,993             230,281            651,036
                                                          ------------------ ------------------- ------------------

        Net increase (decrease) in net assets                     5,089,672             (36,450)         1,852,146
                                                          ------------------ ------------------- ------------------

NET ASSETS - End of Period                                     $ 15,378,962        $ 10,289,290       $ 10,325,740
--------------------------                                ================== =================== ==================


(a)  Shares Issued (Redeemed)
        Sale of shares                                               81,338              15,520             68,184
        Reinvestment of distributions                                88,280              63,196             16,550
        Redemption of shares                                        (25,424)            (60,694)           (32,250)
                                                          ------------------ -------------------
                                                          ================== =================== ==================
             Net increase (decrease) in shares                      144,194              18,022             52,484
                                                          ================== =================== ==================



See Notes to Financial Statements.   8                           FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout each period.

                                                               Nine
                                                 Year         Months        Year         Year         Period
                                                 Ended        Ended         Ended        Ended        Ended
                                               March 31,    March 31,     June 30,     June 30,      June 30,
                                                 1998          1997         1996         1995        1994 (a)
                                               ----------   -----------   ----------   ----------   -----------

Net Asset Value, Beginning of Period              $12.84        $13.19       $11.60        $9.80        $10.00
                                               ----------   -----------   ----------   ----------   -----------
Investment Operations
    Net Investment Income (Loss)                   (0.07)        (0.11)       (0.12)        0.04(b)      (0.03)
    Net Realized and Unrealized  Gain (Loss)
         on Investments                             4.95          0.86         1.98         1.76         (0.17)
                                               ----------   -----------   ----------   ----------   -----------
Total from Investment Operations                    4.88          0.75         1.86         1.80         (0.20)
Distributions from
    Net Realized Gain on Investments               (1.45)        (1.10)       (0.27)        -             -
                                               ----------   -----------   ----------   ----------   -----------
Net Asset Value, End of Period                    $16.27        $12.84       $13.19       $11.60         $9.80
                                               ==========   ===========   ==========   ==========   ===========

Total Return                                       39.88%         5.38%(c)    16.22%       18.37%        (3.57)%(d)

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)      $15,379       $10,289      $10,326       $8,474        $7,646
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver         2.50%         2.50%(d)     2.50%        2.50%         2.36%(d)
    Expenses excluding reimbursement/waiver         2.69%         3.38%(d)     3.25%        3.19%         4.18%(d)
    Net investment income (loss) including
         reimbursement/waiver                      (0.50)%       (1.09)%(d)   (0.98)%       0.41%        (0.83)%(d)
Average Commission Rate (e)                        $0.0681       $0.0383      $0.0542       N/A           N/A
Portfolio Turnover Rate                            57.37%        44.79%       93.55%       35.31%         2.49%




-----------------------------------------------


(a) For the period December 8, 1993 (commencement of operations) through June 30, 1994.
(b)  Calculated using the weighted average shares outstanding.
(c)  Not annualized.
(d)  Annualized.
(e) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of equity securities.


See Notes to Financial Statements.   9                           FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

Forum Funds(R) (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has twenty-two active investment portfolios (the "Funds"). The Trust Instrument of the Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest without par value. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified portfolio of the Trust that commenced operations on December 8, 1993.

Effective November 25, 1996, the Fund was reorganized as a series of the Trust. As a result of this reorganization, the Fund's fiscal year end changed from June 30 to March 31.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

INTEREST AND DIVIDEND INCOME - Interest income is accrued as earned. Dividends on securities held by the Fund are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

ORGANIZATION COSTS - The costs incurred by the Fund in connection with its organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five year period beginning with the commencement of the Fund's operations. Certain of these costs were paid by Forum Financial Services, Inc.(R) ("FFSI"), a registered broker-dealer and a member of the National Association Services Dealers, Inc., and have been reimbursed by the Fund.

FEDERAL TAXES - The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is required.

EXPENSE  ALLOCATION  -  The  Trust  accounts   separately  for  the  assets  and
liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

REALIZED GAIN AND LOSS - Security transactions are recorded on trade date. Realized gain and loss on investments sold are determined on the basis of identified cost.




                                       10                        FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998 (continued)
--------------------------------------------------------------------------------

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gain or loss; realized gain or loss include net gain or loss on contracts which have terminated by settlement or by the Portfolio entering into offsetting commitments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The investment adviser to the Fund is Austin Investment Management, Inc. ("Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser has voluntarily waived a portion of its fees, so that total expenses of the Fund would not exceed 2.50% of average net assets. For the year ended March 31, 1998, fees waived were $24,463.

ADMINISTRATIVE AND OTHER SERVICES - Effective June 19, 1997, the administrator of the Fund is Forum Administrative Services, LLC ("FAS"). For its services, FAS receives an administrative fee at an annual rate of 0.25% of the average daily net assets of the Fund. In addition, certain legal expenses of $125 were charges to the Fund by FAS. FFSI acts as the distributor of the Fund's shares. Prior to June 19, 1997, FFSI served as the administrator of the Fund pursuant to the same terms and compensation as FAS.

Forum Financial Corp.(R) ("FFC"), an affiliate of FAS and FFSI, serves as the Company's transfer agent and dividend disbursing agent, and for those services receives an annual fee of $12,000 plus certain shareholder account fees. Effective June 19, 1997, Forum Accounting Services, LLC ("FAcS") acts as the fund accountant. For its services, FAcS receives $36,000 plus certain adjustments based on the type and volume of portfolio transactions. Prior to June 19, 1997, FFC served as the fund accountant pursuant to the same terms and compensation as FAcS.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Fund. Under the Plan, the Fund may reimburse FFSI for the distribution expenses incurred by FFSI on behalf of the Fund. The Fund may not reimburse FFSI for any distribution expenses in any fiscal year of the Fund in excess of 0.25% of the average daily net assets of the Fund. There were no unreimbursed distribution charges for the year ended March 31, 1998.



                                       11                        FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998 (concluded)
--------------------------------------------------------------------------------

NOTE 4.  SECURITY TRANSACTIONS

Cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $7,308,089 and $6,944,424 respectively, for the year ended March 31, 1998.

For federal income tax purposes, the tax cost basis of investment securities owned as of March 31, 1998, was $10,364,626. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $5,482,216 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $472,010.







                                       12                        FORUM FUNDS (R)

AUSTIN GLOBAL EQUITY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Board of Trustees and Shareholders,
  Austin Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Austin Global Equity Fund as of March 31, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for the year ended March 31, 1998, the nine months ended March 31, 1997 and the year ended June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Austin Global Equity Fund, as of March 31, 1998, the results of its operations , the changes in its net assets, and financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Boston, Massachusetts
May 1, 1998









                                       13                        FORUM FUNDS (R)

INVESTMENT ADVISOR
Austin Investment Management, Inc.
375 Park Avenue, Suite 2207
New York, NY  10152-2207

CUSTODIAN
BankBoston, N.A.
P.O. Box 1959
Boston, MA  02105

TRUSTEES
John Y. Keffer
Costas Azariadis
James C. Cheng
J. Michael Parish


[LOGO]


DISTRIBUTOR
Forum Financial Services, Inc.(R)
Two Portland Square
Portland, ME  04101


THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY
TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED
A COPY OF THE AUSTIN GLOBAL EQUITY FUND
PROSPECTUS.